UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 15, 2006

                              VirtualScopics, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

       333-120253                                         04-3007151
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(Commission File Number)                       (IRS Employer Identification No.)

  350 Linden Oaks, Rochester, New York                       14625
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(Address of Principal Executive Offices)                   (Zip Code)

                                 (585) 249-6231
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 Financial Information

Item 2.02 Results of Operations and Financial Condition

On February 15, 2006, VirtualScopics, Inc. ("VS") issued the attached press release announcing its earnings for the fourth quarter and fiscal year ended December 31, 2005.

The information furnished pursuant to this Item 2.02 and the exhibit hereto shall not be deemed `filed' for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

Exhibit No.   Description of Exhibit
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99.1          Press Release dated February 15, 2006

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                VIRTUALSCOPICS, INC.

Date: February 15, 2006                         /s/ Molly Henderson
                                                -------------------
                                                Name:  Molly Henderson
                                                Title: Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.   Description
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99.1          Press Release issued February 15, 2006

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